Acquisition of Vital Signs Kieran Gallahue, Chairman & CEO Jim Hinrichs, CFO November 18, 2013 Exhibit 99.2 © 2013 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Forward-Looking Statements and
Use of Non-GAAP Financial Measures

© 2013 CareFusion Corporation or one of its subsidiaries. All rights reserved.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:
addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments. The matters discussed in these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. Forward looking statements include, but are not limited to, statements about the timing of the anticipated acquisition of the
Vital Signs division of GE Healthcare, the financing of the anticipated acquisition, the potential benefits and synergies of the anticipated acquisition, including the expected impact on future financial and operating results, and post acquisition plans and intentions. This presentation also includes forward-looking statements regarding our financial guidance. The forward-looking statements contained herein are based on the current expectations and assumptions of CareFusion and not on historical facts. The following important factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the satisfaction of conditions to closing the agreement to acquire Vital Signs; the risk that the businesses will not be integrated successfully; and the risk that benefits and synergies from the acquisition may not be fully realized or may take longer to realize than expected. Additional factors that may affect future results are described in
CareFusion's Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 and Annual Report on Form 10-K for the year ended
June 30, 2013. This presentation reflects management’s views as of November 18, 2013. Except to the limited extent required by applicable law,
CareFusion undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Non-GAAP Financial Measures:
management uses non-GAAP financial measures to evaluate the Company’s performance and provides them to investors as a supplement to the
Company’s reported results, as they believe this information provides additional insight into the Company’s operating performance by disregarding certain non-recurring items. These non-GAAP financial measures should not be considered in isolation, as a substitute for, or as superior to, financial measures calculated in accordance with GAAP, and the Company’s financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Reconciliations can be found on slide 8 of this presentation. Additional information regarding the Company’s use of non-GAAP financial measures is posted on
CareFusion’s website at www.carefusion.com under the Investors tab.
This presentation contains forward-looking statements
The financial information included in this presentation includes non-GAAP financial measures. The Company’s

Creating a Global Leader in a $3 Billion Market

CareFusion

Transaction highlights

Adds scale to Procedural Solutions –
Adds scale to Procedural Solutions –
Strengthens existing
Strengthens existing
call points and adds anesthesia call point with scale
call points and adds anesthesia call point with scale
Expands OUS footprint with direct sales channel in Europe,
Expands OUS footprint with direct sales channel in Europe,
Middle East and Asia
Middle East and Asia
EPS Accretive and meets ROIC hurdle in year 3
EPS Accretive and meets ROIC hurdle in year 3
© 2013 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Vital Signs at a glance
Overview Overview
•
Division of GE Healthcare
•
~1,000 global employees
•
Located in Europe, Middle East, Asia
and the U.S
Key Capabilities Key Capabilities
•
Strong brand and legacy in the
anesthesia market
•
OUS footprint with direct sales and
manufacturing

Respiratory Anesthesia
Hemodynamics
Temperature
Management
US
66%
OUS
34%
Product Portfolio Product Portfolio
• ~$250M revenue
© 2013 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Geography Geography

Infection
Prevention
Respiratory
Disposables
Medical
Specialties
Procedural Solutions
$1.22 Billion in FY13
Infusion Dispensing
Medical Systems
$2.33 Billion in FY13

Improving the safety and cost of healthcare
Clinical Resources
Global Customer Support
Enterprise Technology and Software
Shared Research and Development
Respiratory
Infusion
Disposables
Skin prep
Surgical
Instruments
Interventional
Specialties
Ventilators Diagnostics
Global Expansion
•
Customer Experience
•
Business Simplification
Vital Signs Strategic Fit
© 2013 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Investment highlights
Building scale and margin Building scale and margin
•
Adds substantial presence outside U.S.
•
Fully integrated manufacturer vs.
specialty distributor
•
Adds new customer call point around
anesthesia
Key Milestones Key Milestones
•
Entered Agreement Nov 17, 2013
•
Expected US close by Dec 31, 2013
•
Sales Integration by Q2 FY15
•
Exit TSA and achieve synergies run-
rate by FY17
Markets Markets
•
Becoming a leader in $3.0 billion
market for respiratory and
anesthesia consumables
•
Expanding Specialty Disposables
business line outside of North
America
Synergies Synergies
•
Leverages CareFusion corporate and
operational infrastructure to create
synergy opportunities of $10M-$15M
annually by year three

© 2013 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Updated Fiscal 2014 Guidance
November 18, 2013
FY14 Guidance
Provided Aug 8, 2013
FY14 Guidance
Updated¹
Total Revenue (constant currency) 1-4% (Organic) 4-7%
Medical Systems Revenue (constant currency) 1-4% (Organic) 1-4%
Procedural Solutions Revenue (constant currency) 2-4% (Organic) 11-13%
Adjusted Operating Margin 21-22% 21-22%
Adjusted Effective Tax Rate 28-30% 28-30%
Adjusted Diluted EPS From Continuing Operations $2.30-$2.40 $2.30-$2.40
Diluted Weighted Average Shares Outstanding ~215 million ~215 million
Operating Cash Flow $500-$550 million $500-$550 million
Capital Expenditures ~$110 million ~$110 million
© 2013 CareFusion Corporation or one of its subsidiaries. All rights reserved.
²
²
²
³
1 Updated FY14 Guidance reflects anticipated impact of the acquisition of Vital Signs announced on November 18, 2013.
2 Adjusted amounts are non-GAAP financial measures.  The Company’s presentation of these adjusted financial measures historically excluded amortization of acquired intangibles, as well as nonrecurring restructuring and acquisition integration charges and nonrecurring tax items.
Going forward, the Company intends to also exclude inventory valuation step-up charges from acquisitions, as further discussed on the following slide. A GAAP to non-GAAP reconciliation for adjusted diluted EPS from continuing operations can be found on the following slide.
3 On August 8, 2013 CareFusion announced a $750M share repurchase program. Outlook for diluted weighted average shares outstanding reflects the impact of expected repurchases during fiscal 2014.

Non-GAAP Reconciliations

Adjusted EPS
1
Outlook for Fiscal Year Ending June 30, 2014:
GAAP Diluted Earnings per Common Share from Continuing Operations $1.96–$2.06
Estimated charges for nonrecurring items related to restructuring and acquisition integration, net of tax (mid-point of an estimated range of
$0.07 to $0.12 per diluted share)
$0.09
Estimated charges for inventory step-up from acquisitions (mid-point of an estimated range of $0.03-$0.05)
2,3
$0.04
Estimated acquisition-related intangible amortization, net of tax $0.21
Adjusted Diluted Earnings per Common Share from Continuing Operations $2.30-$2.40
© 2013 CareFusion Corporation or one of its subsidiaries. All rights reserved.
1  Adjusted diluted earnings per common share  from continuing operations (“Adjusted EPS”) is a non-GAAP financial measure.  The most directly comparable GAAP financial measure is diluted earnings per common share from continuing operations.
2 Estimated charges for nonrecurring items related to restructuring and acquisition integration include impact of the acquisition of Vital Signs as well as on-going projects.
Estimated charges for inventory step-up are primarily related to the acquisition of Vital Signs. The company is currently unable to estimate the amount of amortization associated with intangibles expected to be acquired in connection with the acquisition of Vital Signs. Accordingly, amounts set forth in the table above for acquisition-related intangible amortization do not include amounts associated with the acquisition of Vital Signs.
3 Historically, the company’s presentation of Adjusted EPS excluded amortization of acquired intangibles, as well as nonrecurring restructuring and acquisition integration charges and nonrecurring tax items. Going forward, the company intends to also exclude inventory valuation step-up charges from acquisitions.  In connection with acquisition transactions, including the proposed acquisition of Vital Signs, the company acquires inventory that is recorded at fair value at the time of the acquisition. As the fair value of acquired finished goods inventory is recorded at the anticipated customer sales price less cost to sell, which is generally higher than the historical carrying value, the company must record a charge equal to the difference between the fair value and historical carrying value as the underlying product is sold.  Going forward, the company will exclude the amount of inventory valuation step-up charges from its adjusted results, as the company does not believe such non-cash charges are reflective of ongoing operating results.  Additional information regarding the company’s use of non-GAAP financial measures can be found in the company’s Form 8-K furnished to the SEC on November
18, 2013 and on CareFusion’s website at www.carefusion.com under the Investors tab.
2
2